UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 11, 2021
____________________

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

001-03016	WISCONSIN PUBLIC SERVICE CORPORATION	39-0715160
(A Wisconsin Corporation)
2830 South Ashland Avenue
P.O. Box 19001
Green Bay, WI 54307-9001
(800) 450-7260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
WEC Energy Group, Inc.	Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

At its meeting on August 11, 2021, the Public Service Commission of Wisconsin (the “PSCW”) approved the application filed by Wisconsin Electric Power Company, Wisconsin Gas LLC, and Wisconsin Public Service Corporation, utility subsidiaries of WEC Energy Group, Inc. (collectively, the “WEC Utilities”), requesting the PSCW allow the WEC Utilities to forego requests to increase electric, natural gas and steam base rates effective January 1, 2022 (the “Application”). The PSCW approved the Application without modification. The terms of this approval are subject to the WEC Utilities’ receipt and review of a final written order from the PSCW.

The WEC Utilities expect to file full test year 2023-2024 base rate cases by no later than May 1, 2022.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based upon management's current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in the statements. Readers are cautioned not to place undue reliance on these statements. Forward-looking statements include, among other things, statements concerning management's expectations and projections regarding regulatory actions and decisions and expected rate case filings. The following factors, in addition to those discussed in each of WEC Energy Group, Inc.’s, Wisconsin Electric Power Company’s, and Wisconsin Public Service Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020 and in subsequent reports filed with the Securities and Exchange Commission, could cause actual results to differ materially from those contemplated in any forward-looking statements: the timing, resolution and impact of rate cases and other regulatory decisions; any future amendments to the Agreement; general economic conditions, including business and competitive conditions in WEC Energy Group, Inc.’s service territories; the extent, duration and impact of the COVID-19 pandemic or any future health pandemics; availability of generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying, adverse or unusually severe weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; cyber-security threats and data security breaches; equity and bond market fluctuations; changes in WEC Energy Group, Inc.’s and its subsidiaries’ ability to access the capital markets; changes in tax legislation or WEC Energy Group, Inc.’s and its subsidiaries' ability to use certain tax benefits and carryforwards; the impact of legislative and regulatory changes, including changes to environmental standards and greenhouse gas regulations; political developments; current and future litigation and regulatory investigations, proceedings or inquiries; changes in accounting standards; and the ability of WEC Energy Group, Inc. or its subsidiaries to obtain additional generating capacity at competitive prices. Except as may be required by law, WEC Energy Group, Inc., Wisconsin Electric Power Company, and Wisconsin Public Service Corporation expressly disclaim any obligation to publicly update or revise any forward-looking information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ William J. Guc
Date: August 12, 2021	William J. Guc, Vice President and Controller

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ William J. Guc
Date: August 12, 2021	William J. Guc, Vice President, Controller and
Assistant Corporate Secretary

WISCONSIN PUBLIC SERVICE CORPORATION
(Registrant)

/s/ William J. Guc
Date: August 12, 2021	William J. Guc, Vice President, Controller and
Assistant Corporate Secretary
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